UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

Analog Devices, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 20, 2016, Analog Devices, Inc. (the “Company”) and Linear Technology Corporation (“Linear”) issued a joint press release announcing antitrust clearances in the United States and Germany relating to the proposed combination of the Company and Linear. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description

99.1	Press release, dated October 20, 2016

Important Additional Information Will Be Filed With The SEC

In connection with the proposed transaction, Analog Devices, Inc. (the “Company”) and Linear Technology Corporation (“Linear”) have filed and will file relevant information with the Securities and Exchange Commission (the “SEC”), including a registration statement of the Company on Form S-4 (the “registration statement”) that includes a prospectus of the Company and a proxy statement of Linear (the “proxy statement/prospectus”).  INVESTORS AND SECURITY HOLDERS OF LINEAR ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LINEAR AND THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus has been sent to Linear’s shareholders. The registration statement, proxy statement/prospectus and other documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.analog.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them by mail at Analog Devices, Inc., One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106, Attention Investor Relations, or by telephone at (781) 461-3282. The documents filed by Linear with the SEC may be obtained free of charge at Linear’s website at www.linear.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Linear by requesting them by mail at Linear Technology Corporation, 1630 McCarthy Blvd., Milpitas, CA, 95035-7417,  Attention: Investor Relations, or by telephone at (408) 432-2407.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2016	ANALOG DEVICES, INC.

	By:	/s/ David A. Zinsner
David A. Zinsner
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 20, 2016